UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  February 20, 2012
(Date of earliest event reported)

Atrion Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-10763	63-0821819
(State or other jurisdiction	(Commission File	(I. R. S. Employer
of incorporation or organization)	Number)	Identification No.)

One Allentown Parkway
Allen, Texas	75002
(Address of principal executive offices)	(Zip Code)

(972) 390-9800
(Registrant's telephone number, including area code)

  Not Applicable
  (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 20, 2012, the Board of Directors of Atrion Corporation (the “Company”) amended Sections 1.17 and 2.10 of the Company’s Bylaws relating to the requirements for advance notice that a stockholder must provide when making director nominations at annual or special meetings of stockholders or when proposing business, other than director elections, to be conducted at annual meetings of stockholders, including the following:

●
Section 1.17 was amended to change the timing for a stockholder’s notice of business to be brought before an annual meeting of stockholders from not less than 120 days prior to the anniversary date of the proxy statement for the prior year’s annual meeting to not earlier than the close of business on the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the date of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the previous year’s meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or, if the first public announcement of the date of such advanced or delayed annual meeting is less than 130 days prior to the date of such annual meeting, the 10th day following the date on which public announcement of the date of the meeting is first made by the Company.

●
Section 2.10 was amended to change the timing for a stockholder’s notice of the stockholder’s intent to nominate persons for election as directors at an annual meeting or special meeting called for the purpose of electing directors from not less than 120 days prior to the anniversary date of the proxy statement for the prior year’s annual meeting to not earlier than the close of business on the 150th and not later than the close of business on the 120th day prior to the first anniversary of the date of the preceding year's annual meeting of stockholders; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or in the case of a special meeting called for the purpose of electing directors, notice by the stockholder must be received not earlier than the close of business on the 150th day prior to such meeting and not later than the close of business on the later of the 120th day prior to the date of such meeting or, if the first public announcement of the date of such advance or delayed annual meeting or special meeting is less than 130 days prior to the date of such meeting, the 10th day following the date on which public announcement of the date of the meeting is first made by the Company.

●
Sections 1.17 and 2.10 were also amended to expand the information required to be provided by a stockholder who wishes to propose business to be conducted or to nominate persons for election as directors to include, among other things, information about agreements, arrangements or understandings the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any beneficial owner on whose behalf the stockholder is acting.

The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Document
3.1	Bylaws of Atrion Corporation (As last amended on February 20, 2012)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRION CORPORATION

	By:	/s/ David A. Battat
David A. Battat
President and Chief Executive Officer

Date: February 23, 2012

Exhibit Index

Exhibit No.	Description of Document
3.1	Bylaws of Atrion Corporation (As last amended on February 20, 2012)

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